                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                                FOURTH AMENDMENT

                                       TO

                      MASTER EQUIPMENT FINANCING AGREEMENT

                  This Fourth Amendment (the "Fourth Amendment") to Master Equipment Financing Agreement is entered into by and between NEXTEL INTERNATIONAL, INC. (the "Company"), and MOTOROLA CREDIT CORPORATION, as administrative agent (in such capacity, the "Administrative Agent"), as collateral agent (in such capacity, the "Collateral Agent" and, together with the Administrative Agent, the "Agents"), and as initial Lender (the "Lender").

                              W I T N E S S E T H:

                  WHEREAS, the Company, the Agents and the Lender are party to that certain Master Equipment Financing Agreement, dated as of February 4, 1999 (as the same may heretofore have been or may hereafter be further amended or modified, the "Financing Agreement"; capitalized terms used herein and not otherwise defined herein having the meanings assigned thereto in the Financing Agreement);

                  WHEREAS, the Company has requested that the Agents and the Lender agree to certain amendments to the Financing Agreement; and

                  WHEREAS, subject to the terms and conditions set forth herein, the Agents and the Lender are willing to undertake certain amendments to the Financing Agreement.

                  NOW, THEREFORE, in consideration of the premises, and intending to be legally bound hereby, the Company, the Agents and the Lender hereby agree as follows:

                  SECTION 1.  AMENDMENTS.

                  Upon the satisfaction by the Company of the conditions precedent set forth in Section 2 below, and in reliance on the warranties of the Company set forth in Section 3 below, the Financing Agreement is hereby amended as follows:

                  1.1 Effective as of January 1, 2001, the definitions of "Maturity Date" and of "Payment Date" in Section 1.1 of the Financing Agreement are hereby amended and restated in its entirety as follows:

                           "Maturity Date" means June 30, 2006, provided, if such date is not a Business Day, then the Maturity Date shall be the immediately preceding Business Day.

                           "Payment Date" means each Semi Annual Date in each year commencing with the December 31, 2002 Semi Annual Date and the last day of any Interest Period for interest due on a LIBOR Advance.

                  1.2 Section 2.4(a) is hereby amended and restated in its entirety to read as follows:

                                    (a) The Company shall pay to the
                           Administrative Agent the principal of the Advances made by the Lenders outstanding at the close of business on the Commitment Termination Date in eight
                           (8) consecutive semi-annual installments on the Payment Dates (provided that the last such payment shall be in an amount sufficient to repay in full the principal amount of such Advances), with the amount of the installment paid on each Payment Date to be equal to the respective percentages of the principal of such Advances outstanding at the close of business on the Commitment Termination Date as set forth below:

                                          Percentage of Commitment Termination
                                          Date outstanding Principal
                      Payment Date        Payable on such Payment Date
                      ------------        ----------------------------
                      December 31, 2002               12.5%
                      June 30, 2003                   12.5%
                      December 31, 2003               12.5%
                      June 30, 2004                   12.5%
                      December 31, 2004               12.5%
                      June 30, 2005                   12.5%
                      December 31, 2005               12.5%
                      June 30, 2006                   12.5%

                  1.3 Effective as of January 1, 2001, Sections 8.15(a) through and including (e) of the Financing Agreement are hereby amended and restated in their entirety as follows:

                           (a) on the last Business Day of each fiscal quarter,
                  unencumbered cash held in an account having restrictions reasonably acceptable to the Collateral Agent, in an amount equal or greater than the amount of Consolidated Fixed Charges of the Company and its Restricted Subsidiaries projected to be payable on a prospective basis for the immediately following fiscal quarter; such determination to be made on the basis of the most recently delivered Approved Business Plan pursuant to the Financing Agreement and the LIBOR Rate in effect on such date;

                           (b) a ratio of Indebtedness to EBITDA of not greater
                  than the ratios set forth below, measured at the end of each fiscal quarter of the Company commencing with the fiscal quarter ending September 30, 2002:

                    Quarter end date       Maximum Indebtedness to EBITDA
                    9/30/02                           169.6: 1
                    12/31/02                          51.0 : 1
                    3/31/03                           27.0 : 1
                    6/30/03                           18.9 : 1
                    9/30/03                           16.5 : 1
                    12/31/03                          14.0 : 1
                    3/31/04                           12.6 : 1
                    6/30/04                            8.9 : 1
                    9/30/04                            7.7 : 1
                    12/31/04                           6.6 : 1
                    3/31/05                            6.0 : 1
                    6/30/05                            6.0 : 1
                    9/30/05                            5.2 : 1
                    12/31/05                           4.5 : 1
                    3/31/06                            4.1 : 1

                           (c) The product of (i) four times (ii) EBITDA,
                  measured for the most recently ended fiscal quarter commencing with the fiscal quarter ending December 31, 2000, of not less than the amount on the quarter end dates set forth below:

                    Quarter end date                       Minimum EBITDA
                    12/31/00                               (207,000,000)
                    3/31/01                                (176,000,000)
                    6/30/01                                (176,000,000)
                    9/30/01                                (102,000,000)
                    12/31/01                               (60,000,000)
                    3/31/02                                (31,000,000)
                    6/30/02                                (8,000,000)
                    9/30/02                                17,000,000
                    12/31/02                               56,000,000

                    Quarter end date                       Minimum EBITDA
                    3/31/03                                105,000,000
                    6/30/03                                149,000,000
                    9/30/03                                171,000,000
                    12/31/03                               201,000,000
                    3/31/04                                224,000,000
                    6/30/04                                317,000,000
                    9/30/04                                364,000,000
                    12/31/04                               428,000,000
                    3/31/05                                475,000,000
                    6/30/05                                471,000,000
                    9/30/05                                541,000,000
                    12/31/05                               635,000,000
                    3/31/06                                706,000,000

                           (d) minimum Adjusted Recurring Revenues, measured at
                  the end of each fiscal quarter commencing with the quarter ending December 31, 2000, of not less than the amounts set forth opposite the quarter end dates set forth below:

                    Quarter end date         Minimum Adjusted Recurring Revenues
                    12/31/00                               35,000,000
                    3/31/01                                42,000,000
                    6/30/01                                49,000,000
                    9/30/01                                56,000,000
                    12/31/01                               60,000,000
                    3/31/02                                65,000,000
                    6/30/02                                72,000,000
                    9/30/02                                75,000,000
                    12/31/02                               82,000,000
                    3/31/03                                91,000,000
                    6/30/03                                86,000,000
                    9/30/03                                98,000,000
                    12/31/03                               116,000,000
                    3/31/04                                128,000,000

                    Quarter end date         Minimum Adjusted Recurring Revenues
                    6/30/04                                112,000,000
                    9/30/04                                129,000,000
                    12/31/04                               152,000,000
                    3/31/05                                168,000,000
                    6/30/05                                141,000,000
                    9/30/05                                162,000,000
                    12/31/05                               190,000,000
                    3/31/06                                211,000,000

                           (e) a minimum number of Adjusted Subscribers,
                  measured at the end of each fiscal quarter commencing with the quarter ending December 31, 2000, of not less than the number of Subscribers set forth opposite the quarter end dates set forth below:

                Quarter end date                 Minimum Adjusted Subscribers
                    12/31/00                               227,000
                    3/31/01                                275,000
                    6/30/01                                301,000
                    9/30/01                                326,000
                    12/31/01                               354,000
                    3/31/02                                389,000
                    6/30/02                                422,000
                    9/30/02                                459,000
                    12/31/02                               499,000
                    3/31/03                                538,000
                    6/30/03                                571,000
                    9/30/03                                609,000
                    12/31/03                               654,000
                    3/31/04                                704,000
                    6/30/04                                742,000
                    9/30/04                                787,000
                    12/31/04                               839,000
                    3/31/05                                897,000
                    6/30/05                                942,000

                Quarter end date                 Minimum Adjusted Subscribers
                    9/30/05                                994,000
                    12/31/05                               1,055,000
                    3/31/06                                1,123,000

                  1.4 Section 8.15(g) is hereby amended and restated in its entirety as follows:

                           (g) Minimum Adjusted EBITDA, measured at the end of
                  each fiscal quarter commencing with the quarter ending December 31, 2000, of not less than the Adjusted EBITDA set forth opposite the quarter end dates set forth below:

                Period end date                        Minimum Adjusted EBITDA
                    12/31/00                               (25,000,000)
                    3/31/01                                (19,000,000)
                    6/30/01                                (15,000,000)
                    9/30/01                                 (9,000,000)
                    12/31/01                                (2,000,000)
                    3/31/02                                  1,000,000
                    6/30/02                                 11,000,000
                    9/30/02                                 10,000,000
                    12/31/02                                13,000,000
                    3/31/03                                 21,000,000
                    6/30/03                                 21,000,000
                    9/30/03                                 24,000,000
                    12/31/03                                28,000,000
                    3/31/04                                 31,000,000
                    6/30/04                                 38,000,000
                    9/30/04                                 43,000,000
                    12/31/04                                51,000,000
                    3/31/05                                 56,000,000
                    6/30/05                                 56,000,000
                    9/30/05                                 64,000,000
                    12/31/05                                76,000,000
                    3/31/06                                 84,000,000

                  1.5      Schedule 1.1(h) is hereby deleted and replaced by
                           Schedule 1.1(h) hereto.

                  1.6 Notwithstanding anything contained in the Financing Agreement to the contrary, Nexnet shall not be considered a "Credit Party" or "Borrowing Affiliate" for any purpose thereunder.

                  SECTION 2.  CONDITIONS PRECEDENT.

                           As conditions precedent to the effectiveness of the Fourth Amendment, each of the following shall have occurred:

                   (a) the Company shall have delivered to the Agents and the Lender the Fourth Amendment, duly executed and delivered and appropriately dated and in form and substance satisfactory to the Agents and the Lender;

                   (b) the Agents shall have received an opinion of counsel for the Company with respect to this amendment;

                   (c) all necessary consents to the Fourth Amendment have been obtained from third parties, including assignees of the Lender and insurers of the payment of Advances;

                   (d) the Agents shall have received, within 10 Business Days of the date hereof, (I) affirmations of guarantees from all Guarantors substantially in the form attached hereto together with assurances reasonably acceptable to the Lender from Company's local counsel in Mexico, Peru and the Philippines, to the effect that the Guarantees and the Security Documents remain in full force and effect after giving effect to the Fourth Amendment and (ii) a binding commitment, reasonably acceptable to the Agents, with respect to the purchase by the Company and its affiliates of minimum amounts of goods and services from the Lender or its affiliates;

                   (e) the Agents shall have received, within 30 days of the date hereof, written opinions, in each case reasonably acceptable to the Lender, to the effect that the guarantees and the Security Documents remain in full force and effect after giving effect to the Fourth Amendment; and

                   (f) the Company shall have delivered such other documents as the Agents may reasonably request;

          it being understood and agreed that the failure to satisfy any of the conditions in paragraphs (d) and (e) above in the time periods specified shall result in the Fourth Amendment being void ab initio and of no force and effect.

                  SECTION 3.  REPRESENTATIONS AND WARRANTIES.

                  To induce the Agents and the Lender to enter into the Fourth Amendment, the Company hereby represents and warrants to the Agents and the Lender as of the date hereof (and shall be deemed to represent and warrant as of the initial date of effectiveness of this Fourth Amendment) that:

                  (a) The representations and warranties contained in the Financing Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof except for representations and warranties that speak as of a particular date, in which case such representations and warranties are true as of such date;

                  (b) The consolidated audited balance sheets of the Company and its Subsidiaries and consolidated statements of operations, changes in stockholders' equity and cash flows of the Company and its Subsidiaries each as of December 31, 1999, and all other information and data heretofore furnished by the Company, or any agent of the Company on behalf of the Company to the Administrative Agent, including, the quarterly (each as at September 30, 2000) consolidated balance sheets and consolidated statements of operations, changes in stockholders' equity and cash flows, have been prepared in accordance with GAAP and fairly present the condition and results of operations of the Company and its Subsidiaries as of such dates or for such periods;

                  (c) The consolidated audited balance sheets of each of the Borrowing Affiliates and their respective Subsidiaries and consolidated statements of operations, stockholders' equity and cash flows of each of the Borrowing Affiliates and their respective Subsidiaries, each as at December 31, 1999, have been prepared in accordance with GAAP and fairly represent in all material respects the condition and results of operations of such Borrowing Affiliate and its Subsidiaries as of such dates or for such periods;

                  (d) Each Affiliated Credit Party has made all material required contributions under the Plans for all periods through and including September 30, 2000, or adequate accruals therefor have been provided for in the financial statements referenced in paragraph (b) above;

                  (e) The actuarial value of vested benefits required to be funded by each Affiliated Credit Party, or with respect to which such Affiliated Credit Party is liable, under the Plans, determined using the actuarial methods and assumptions used by the relevant Plan's actuary as of the last valuation date for which an actuarial valuation was completed to determine such Plan's funded status, did not as of the last valuation date as of which an actuarial valuation has been completed, which in the case of any individual Plan was not earlier than January 1, 2000, exceed the actuarial value of the assets of the Plans allocable to such vested and non-vested benefits by a material amount; and

                  (f) After giving effect to the Fourth Amendment, no Default or Event of Default has occurred and is continuing and all of the guarantees and Security Documents shall be in full force and effect with the same priority (and with no need for any additional agreements, instruments or filings to preserve the effectiveness or priority ) as in effect immediately prior to the Fourth Amendment.

                  SECTION 4.  GENERAL.

                  4.1 Reservation of Rights; Subsequent Adjustment. The Company acknowledges and agrees that the execution and delivery of the Fourth Amendment shall not be deemed (a) to create a course of dealing or otherwise obligate the Agents or the Lender to forbear or execute similar amendments under the same or similar circumstances in the future, or (b) as a waiver by the Agents or the Lender of any covenant, condition, term or provision of the Financing Agreement or any of the other Credit Documents, and the failure of the Agents or the Lender to require strict performance by the Company or any other Credit Party of any provision thereof shall not waive, affect or diminish any right of the Agents or the Lender to thereafter demand strict compliance therewith. The Agents and the Lender hereby reserve all rights granted under the Financing Agreement, the other Credit Documents and the Fourth Amendment.

                  4.2 Full Force and Effect. As hereby modified, the Financing Agreement and each of the other Credit Documents shall remain in full force and effect and each is hereby ratified, approved and confirmed in all respects.

                  4.3 Affirmation. The Company hereby affirms its obligations under Section 4 of the Financing Agreement and agrees to pay on demand all reasonable costs and expenses of the Agents and the Lender in connection with the preparation, execution and delivery of the Fourth Amendment and all instruments and documents delivered in connection herewith.

                  4.4 Successors and Assigns. The Fourth Amendment shall be binding upon and shall inure to the benefit of the Company, the Agents and the Lender and the respective successors and assigns of the Company, the Agents and the Lender.

                  4.5 Counterparts. The Fourth Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same Fourth Amendment.

                                   * * * * *

         IN WITNESS WHEREOF, the Company, the Agents and the Lender have executed this Fourth Amendment as of the 19th day of February, 2001.

                                     COMPANY:

                                     NEXTEL INTERNATIONAL, INC.


                                 By: /s/ Robert J. Gilker
                                    --------------------------------------------
                                 Name:   Robert J. Gilker
                                      ------------------------------------------
                                 Title:  Vice President and General Counsel
                                       -----------------------------------------

                                     LENDER:

                                     MOTOROLA CREDIT CORPORATION


                                 By:  /s/ Gary B. Tatje
                                    --------------------------------------------
                                 Name:    Gary B. Tatje
                                      ------------------------------------------
                                 Title:   Vice President
                                       -----------------------------------------

                                     AGENTS:

                                     MOTOROLA CREDIT CORPORATION,
                                     as Administrative Agent

                                 By: /s/ Gary B. Tatje
                                    --------------------------------------------
                                 Name:   Gary B. Tatje
                                      ------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------

                                     MOTOROLA CREDIT CORPORATION,
                                     as Collateral Agent

                                 By: /s/ Gary B. Tatje
                                    --------------------------------------------
                                 Name:   Gary B. Tatje
                                      ------------------------------------------
                                 Title:  Vice President
                                       -----------------------------------------

                                 Schedule 1.1(h)

                         TOTAL ENDING CONSOLIDATED
                               DIGITAL SUBSCRIBERS
4Q00                               538,496
1Q01                               632,146
2Q01                               720,267
3Q01                               814,645
4Q01                               915,566
1Q02                             1,022,001
2Q02                             1,134,497
3Q02                             1,252,623
4Q02                             1,374,215
1Q03                             1,492,409
2Q03                             1,595,040
3Q03                             1,713,066
4Q03                             1,851,618
1Q04                             2,005,565
2Q04                             2,119,442
3Q04                             2,250,402
4Q04                             2,404,137
1Q05                             2,574,954
2Q05                             2,703,776
3Q05                             2,851,922
4Q05                             3,025,832
1Q06                             3,219,066

ACKNOWLEDGMENT AND CONSENT(1)

         For the avoidance of doubt, and without limitation of the intent and effect of Section 4 of its Borrowing Affiliate Guaranty or of any Security Documents (as such terms are defined in the Master Equipment Financing Agreement referred to in the Fourth Amendment to Master Equipment Financing Agreement (the "Amendment"), to which this Acknowledgement and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Master Equipment Financing Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Master Equipment Financing Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Master Equipment Financing Agreement referred to herein. This Acknowledgement and Consent is for the benefit of the Lenders and the Agents and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Agents, given as provided in the Master Equipment Financing Agreement. This Acknowledgement and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgement and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgement and Consent as of February 20, 2001.


                                       COMUNICACIONES
                                       NEXTEL DE MEXICO S.A. DE C.V.


                                       By: /s/ Sergio Cervantes Javarro
                                          -------------------------------------
                                       By:
                                          -------------------------------------


                                       NEXTEL DE PERU S.A.


                                       By: /s/ Alfonso de Orbegoso
                                          -------------------------------------
                                       By:
                                          -------------------------------------

                       [additional signature page follows]

------------------------
(1) To be executed by all Borrowing Affiliates.

                                        NEXTEL COMMUNICATIONS PHILIPPINES, INC.


                                        By: /s/ Antonio M. Urera
                                           -------------------------------------

                                        By:
                                           -------------------------------------

                          ACKNOWLEDGMENT AND CONSENT(2)


         For the avoidance of doubt, and without limitation of the intent and effect of Section 4 of its Affiliate Parent Guaranty or of any of the Security Documents (as such terms are defined in the Master Equipment Financing Agreement referred to in the Fourth Amendment to Master Equipment Financing Agreement (the "Amendment"), to which this Acknowledgement and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Master Equipment Financing Agreement and the Amendment, and
(ii) consents to all of the terms and provisions of the Master Equipment Financing Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Master Equipment Financing Agreement referred to herein. This Acknowledgement and Consent is for the benefit of the Lenders and the Agents and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Agents, given as provided in the Master Equipment Financing Agreement. This Acknowledgement and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgement and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgement and Consent as of February 20, 2001.


                                   NEXTEL INTERNATIONAL (DELAWARE), LTD.


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------
                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   NEXTEL INTERNATIONAL (HOLDINGS), LTD.


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------
                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------

----------------------

(2) To be executed by all Third Party Guarantors and all Affiliated Parent Guarantors. Counsel to the Company to confirm that this list is complete.

                                   NEXTEL INTERNATIONAL (PHILIPPINES) LLC


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------

                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   TOP MEGA ENTERPRISE, LTD.


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------

                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   NEXTEL INTERNATIONAL (JAPAN), LTD.


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------

                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   NEXTEL INTERNATIONAL (MEXICO), LTD.


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------

                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   NEXTEL INTERNATIONAL (PERU) LLC


                                   By: /s/ Robert J. Gilker
                                      ------------------------------------------

                                   By: /s/ Mercedes Barreras
                                      ------------------------------------------


                                   GAMBOA HOLDINGS, INC.

                                   By: /s/ Jose S. Alejandro
                                      ------------------------------------------

                           ACKNOWLEDGMENT AND CONSENT

         For the avoidance of doubt, and without limitation of any applicable provisions of the Amended and Restated Stockholder Guarantor Pledge or the other Security Documents (as such terms are defined in the Master Equipment Financing Agreement referred to in the Fourth Amendment to Master Equipment Financing Agreement (the "Amendment"), to which this Acknowledgement and Consent is appended), each of the undersigned hereby unconditionally and irrevocably (i) acknowledges receipt of a copy of the Master Equipment Financing Agreement and the Amendment, and (ii) consents to all of the terms and provisions of the Master Equipment Financing Agreement as amended by the Amendment.

         Capitalized terms which are used herein without definition shall have the respective meanings ascribed thereto in the Master Equipment Financing Agreement referred to herein. This Acknowledgement and Consent is for the benefit of the Lenders and the Agents and their respective successors and assigns. No term or provision of this Acknowledgment and Consent may be modified or otherwise changed without the prior written consent of the Agents, given as provided in the Master Equipment Financing Agreement. This Acknowledgement and Consent shall be binding upon the successors and assigns of each of the undersigned. This Acknowledgement and Consent may be executed by any of the undersigned in separate counterparts, each of which shall be an original and all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, each of the undersigned has duly executed and delivered this Acknowledgement and Consent as of February 20, 2001.


                                 NEXTEL INTERNATIONAL, INC.


                                 By: /s/ Robert J. Gilker
                                    --------------------------------------------

                                 By: /s/ Mercedes Barreras
                                    --------------------------------------------